UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 23, 2012 (March 19, 2012)

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	46-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Crescent Centre Drive, Suite 610, Franklin, Tennessee 37067

(Address of Principal Executive Offices)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cash Bonus Plans for 2012

On March 19, 2012, the Board of Directors of Acadia Healthcare Company, Inc. (the “Company”) approved cash bonus plans for the named executive officers of the Company for the 2012 fiscal year establishing the performance criteria and related weight of components of the bonus plans as required by the employment agreements of each executive officer. A description of the cash bonus plans is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Long-Term Incentive Plan

On March 19, 2012, the Board of Directors also adopted the 2012 Long-Term Incentive Plan (the “2012 Plan”) providing for equity awards to executive officers and other key employees. A description of the 2012 Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Nonmanagement Director Compensation

On March 19, 2012, the Board of Directors approved a compensation program for nonmanagement directors. The program is effective November 1, 2011 and provides for cash and equity compensation to nonmanagement directors. A description of the compensation program is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Stock Ownership Guidelines for Nonmanagement Directors

On March 19, 2012, the Board of Directors approved stock ownership guidelines for nonmanagement directors. The guidelines are effective March 19, 2012 and allow a transition period for nonmanagement directors to achieve the ownership requirement. A description of the guidelines is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Summary of Acadia Healthcare Company, Inc. 2012 Cash Bonus Plans

10.2	Summary of Acadia Healthcare Company, Inc. 2012 Long-Term Incentive Plan

10.3	Nonmanagement Director Compensation Program

10.4	Stock Ownership Guidelines for Nonmanagement Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: March 23, 2012	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Summary of Acadia Healthcare Company, Inc. 2012 Cash Bonus Plans

10.2	Summary of Acadia Healthcare Company, Inc. 2012 Long-Term Incentive Plan

10.3	Nonmanagement Director Compensation Program

10.4	Stock Ownership Guidelines for Nonmanagement Directors